SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 16, 2003

                       Monolithic System Technology, Inc.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


            000-32929                                   77-0291941
     Commission File Number                          (I.R.S. Employer
                                                  Identification Number)






                               1020 Stewart Drive
                           Sunnyvale, California 94085
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (408) 731-1800

ITEM 7.       EXHIBITS

(c) Exhibit 99.1 which is a press release issued by Monolithic System Technology, Inc. on October 16, 2003 is being furnished with this report pursuant to Item 12 (a), and is hereby incorporated by reference.

ITEM 12.      Results of Operations and Financial Conditions


  The following information is being provided under Item 12:

(a) The following information is being furnished by Monolithic System Technology, Inc. as required by
               Item 12 (a) and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934.

               On October 16, 2003, Monolithic System Technology, Inc. issued a press release announcing results for the fiscal quarter ended September 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to Item 12 (a).

         Exhibits
         --------
         99.1 Financial information for Monolithic System Technology, Inc. for the quarter ended September 30, 2003 as presented in a press release of October 16, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                   Monolithic System Technology, Inc.


                   By:         /s/ Mark Voll
                               -------------------------------------------------
                               Name:  Mark Voll
                               Title: Vice President, CFO and Secretary
                            October 16, 2003